UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
Form 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2006
______________________
FortuNet, Inc.
(Exact name of Registrant as specified in its charter)
______________________

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2950 South Highland Drive, Suite C Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code : (702) 796-9090

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2006, FortuNet, Inc. (the “Company”) issued a press release announcing its results of operations for the three months ended March 31, 2006. A copy of this press release is furnished as Exhibit 99.2 and is incorporated by reference.

The information contained in this Item 2.02 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 above, including the exhibit referred to therein, is incorporated herein by reference.

The information contained in this Item 7.01 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 8.01 Other Events.

On May 15, 2006, the Company issued a press release announcing a conference call to discuss its financial results for the three months ended March 31, 2006. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference.

The information contained in this Item 8.01 and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Press Release dated May 15, 2006

	99.2	Press Release dated May 16, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNET, INC.

May 16, 2006	By:	/s/ Yuri Itkis
Yuri Itkis, Chief Executive Officer and Chairman of the Board

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 15, 2006

99.2	Press Release dated May 16, 2006